Exhibit 99.1

Fluence Energy, Inc. Announces Closing of New $400 Million Asset-Backed Lending Facility

November 27, 2023

Fluence Energy, Inc. (Nasdaq: FLNC) (“Fluence” or the “Company”), a leading global provider of energy storage products and services and optimization software for renewables and storage, today announced that it has entered into a new four-year $400 million Asset Backed Lending (“ABL”) credit facility maturing in November 2027.

The ABL is secured by the Company’s eligible inventory and replaces the Company’s existing $200 million Revolving Credit Facility (“RCF”), which was terminated today.

The transition from the RCF to the larger ABL facility will improve Fluence’s ability to manage working capital, significantly enhancing the Company’s already strong liquidity position. The ABL facility provides a more flexible solution to enhance control over inventory-related financing.

“We expect the enhanced liquidity to be utilized to finance our growth plan as we continue to scale globally,” said Fluence President and Chief Executive Officer Julian Nebreda. “Our team expects to continue to build upon our market leading position in utility-scale energy storage solutions in the U.S. and worldwide, while establishing a strong foundation for annual recurring revenues from the services and digital business through our hardware solutions.”

Barclays is serving as Administrative Agent, Joint Lead Arranger, and Joint Bookrunner. J.P. Morgan is serving as Joint Lead Arranger and Joint Lead Bookrunner.

About Fluence

Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader in energy storage products and services, and optimization software for renewables and storage. With a presence in over 47 markets globally, Fluence provides an ecosystem of offerings to drive the clean energy transition, including modular, scalable energy storage products, comprehensive service offerings, and the Fluence IQ Platform, which delivers AI-enabled SaaS products for managing and optimizing renewables and storage from any provider. Fluence is transforming the way we power our world by helping customers create more resilient and sustainable electric grids.

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Cautionary Note Regarding Forward-Looking Statements
The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding expected benefits of the ABL facility, the Company’s current growth plan,. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “may,” “possible,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, factors set forth under Part I, Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on December 14, 2022, as updated by Part II, Item 1A. in our Quarterly Reports on Form 10-Q, and in other filings we make with the SEC from time to time. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

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Media Contact Shayla Ebsen, Director of Communications Email: media.na@fluenceenergy.com Phone: +1 (605) 645-7486 Analyst Contact Lexington May, Vice President, Finance & Investor Relations Email:investorrelations@fluenceenergy.com Phone: +1 (713) 909-5629